Supplement dated June 30, 2011

to the Prospectus

dated May 1, 2011

for

Variable Annuity

issued by

American Family Life Insurance Company

And

American Family Variable Account II

American Family Life Insurance Company is supplementing the Prospectus for the above-described variable annuities. Please read the supplement carefully and retain it with your Prospectus for future reference.

On Page 31 of the Prospectus, the sentence under the heading entitled “Partial Surrender Processing Fee” is deleted and replaced by the following:

For each partial surrender, We deduct a processing fee of 2% of the amount withdrawn, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.

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